NOTE PURCHASE AGREEMENT
                             -----------------------


         THIS NOTE PURCHASE AGREEMENT ("Agreement") is executed to be effective December ___, 1998, by and among COMPASS BANK, a Texas state chartered banking institution ("Bank"), DCRI L.P. NO. 2, INC., a Texas corporation ("Borrower"),
J. MICHAEL MOORE ("Guarantor"), and DIVERSIFIED CORPORATE RESOURCES, INC., a Texas corporation ("Purchaser"). Borrower, Guarantor and Purchaser are sometimes referred to in this Agreement as "Obligors".

         THE PARTIES, INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

         SECTION 1.        Definitions.
                           -----------

         1.1 "Liabilities" shall mean any and all obligations to pay money related directly or indirectly to Borrower's obligations evidenced by the Notes.

         1.2 "Notes" shall mean the Promissory Notes signed this date by Borrower in the principal amounts of $300,000.00 and $200,000.00.


         SECTION 2.        Purchaser's Obligation to Purchase Loan Documents.
                           -------------------------------------------------

         2.1 Identification of Documents. On or about this date, Borrower and Guarantor have executed as applicable the following documents, collectively referred to as the "Loan Documents":

                  (a)  Promissory  Note  in  the  stated   principal  amount  of
$300,000.00 executed by Borrower and Promissory Note in the stated principal amount of $200,000.00 executed by Borrower (jointly, the "Notes");

                  (b)      Pledge Agreement executed by Borrower and Guarantor;

                  (c)      Guaranty executed by Guarantor; and

                  (d)      UCC-1 Financing Statement executed by Borrower.

         2.2 Upon written demand by Bank to Purchaser, Purchaser shall purchase the interest of Bank in the Loan Documents for a purchase price equal to the amount of the Liabilities (the "Purchase").

         2.3 The closing of the Purchase shall be on a date mutually agreeable to the parties, no more than ten (10) days following the giving of notice by Bank to Purchaser. At such closing Bank shall execute such documents evidencing assignment of Bank's interest in the Notes and other Loan Documents as Purchaser shall reasonably request. Bank shall have no obligation to make any representation or warranty with respect to the Purchase at closing other than a representation as to the amount of principal, interest and other charges that the books and records of the Bank reflect to be due and owing from Borrower as of closing. The assignment by the Bank of the Loan Documents shall be without recourse against Bank. At closing, Bank shall be obligated to deliver originals of the Loan Documents, or if the original of any Loan Document has been lost or destroyed, a photocopy of any such lost or destroyed Loan Document, together with an affidavit in reasonable form and content executed by Bank stating that the original of such document has been lost or destroyed.

         2.4 Bank shall be entitled without notice to or consent by Purchaser to renew, extend, refinance the Loan Documents and Liabilities, all without limiting or effecting the obligations of Purchaser under this Agreement. However, without the prior written consent of Purchaser, Bank shall not extend the maturity of Loan Documents beyond December 31, 2000.


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         2.5 Borrower and  Guarantor  agree to execute such  documents as may be reasonably requested by Purchaser to evidence the consent of Borrower and Guarantor to the purchase by Purchaser of the Loan Documents and the assignment thereafter of obligations of Borrower and Guarantor to Purchaser.


         SECTION 3.        General.
                           -------

         3.1 Obligors shall do, make, execute and deliver all such additional and further acts, things, assurances and instruments which the Bank may require to consummate the transactions described in this Agreement.

         a. Bank shall not sell or release any of the collateral securing the Loan Documents without first obtaining the written consent thereto of Purchaser.

         b. Borrower, Guarantor and Purchaser agree to indemnify Bank, its officers, directors, employees, agents and attorneys ("Indemnified Parties") and hold them harmless against any and all claims, demands, causes of action, loss, damage, liabili-ties, costs and expenses (including, without limitation, attorneys' fees and court costs) asserted against or incurred by Indemnified Parties by reason of, arising out of, or in connection with, any fact or circumstance relating to this Agreement. The above notwithstanding Obligors shall have no obligation to indemnify or hold harmless Bank from claims resulting from the gross negligence or intentional misconduct of Bank.

         c. Borrower and Purchaser shall pay all reasonable and necessary expenses, including, without limitation, reasonable legal expenses, incurred by Bank in connection with the closing of the Purchase.

         d. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, or by delivering same to the designated address of the addressee stated herein by a third party commercial delivery service. Notice given in any other manner shall be effective only if and when received by addressee. For purposes of notice, the addresses of the parties shall be as set below; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' notice to the other party in the manner set forth hereinabove.

         If to Bank:
         ----------

         Compass Bank
         P.O. Box 650561
         Dallas, Texas 75265-0561
         Attention:  Jack F. Roberson

         If to Borrower:
         --------------

         DCRI L.P. No. 2, Inc.
         12801 N. Central Expressway, Suite 350
         Dallas, Texas 75243
         Attention:  J. Michael Moore



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

         If to Guarantor:
         ---------------

         J. Michael Moore
         5919 Club Hill Place
         Dallas, Texas 75248

         If to Purchaser:
         ---------------

         Diversified Corporate Resources, Inc.
         12801 N. Central Expressway, Suite 350
         Dallas, Texas 75243
         Attention:  M. Ted Dillard

          e. This Agreement is performable in Dallas County, Texas, and any action brought for the enforcement or construction of any term of this Agreement or other instruments executed in connection herewith shall be brought in a court of appropriate jurisdiction in Dallas County, Texas.

          f. This Agreement and the documents delivered hereunder or in connection herewith contain the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements relating to the subject matter hereof and thereof. In the event of actual conflict in the terms and provisions of this Agreement and any of such documents or any other instrument or agreement executed in connection with this Agreement or described or referred to in this Agreement, the terms and provisions of this Agreement shall control. No modification, consent, amendment or waiver or any provision of this Agreement, nor consent to any departure by Obligors therefrom, shall be effective unless the same shall be in writing and signed by Bank, and then shall be effectively only in the specific instance and for the purpose for which given. This Agreement is binding upon Obligors, their heirs, successors and assigns, and inures to the benefit of Bank, its successors and assigns. All representations and warranties of Obligors herein, and all covenants and agreements herein or in any document delivered hereunder or in connection herewith that are not fully performed before the effective date of this Agreement, shall survive such date.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          BORROWER:
                                          --------

                                          DCRI L.P. NO. 2, INC.,
                                          a Texas corporation

                                          By:   /s/ J. Michael Moore
                                                ------------------------
                                                   J. Michael Moore
                                          Its:     President

                                          GUARANTOR:

                                          /s/ J. Michael Moore
                                          ------------------------------
                                          J. Michael Moore, Individually

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                                          PURCHASER:
                                          ---------

                                          DIVERSIFIED CORPORATE RESOURCES, INC.,
                                          a Texas corporation
                                          By:
                                          /s/ M. Ted Dillard
                                          --------------------------------
                                                   M. Ted Dillard
                                          Its:     President

                                          BANK:
                                          ----

                                          COMPASS BANK

                                          By:     /s/ Jack F. Roberson
                                                  ------------------------------
                                                     Jack F. Roberson
                                          Its:       Senior Vice President




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